                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2004
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                                   NuCO2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
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                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

item 1.01.  entry into a material definitive agreement.

          On October l, 2004,  NuCO2 Inc.  (the  "Company")  entered into (i) an asset  purchase  agreement  with Pain  Enterprises,  Inc.  (the "Asset  Purchase
Agreement"),  (ii) a First  Amendment to Credit  Agreement;  First  Amendment to
Pledge  Agreement;  and First  Amendment to Security  Agreement with the lenders party thereto ("Credit Facility Amendments") and (iii) Amendment No. 2 to Senior
Subordinated   Note  Purchase   Agreement  with  the  investors   party  thereto
("Amendment  No 2").  Pursuant  to the Asset  Purchase  Agreement,  the  Company
acquired the bulk CO2 beverage  carbonation assets,  including nearly 9,800 bulk
CO2 customer accounts and related assets, from privately-owned Pain Enterprises,
Inc. for a total cash  consideration  of $15.5  million.  Pursuant to the Credit
Facility  Amendments,  the Company  borrowed an additional  $13 million from its senior lenders and amended certain terms, provisions and covenants of its senior credit  documents.  Pursuant to  Amendment  No. 2, the Company  amended  certain terms, provisions and covenants of its subordinated note documents.

          Copies of the Asset Purchase Agreement, Credit Facility Amendments and
Amendment  No.  2  are  attached   hereto  as  Exhibits  10.1,  10.3  and  10.4,
respectively, and incorporated by reference herein.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          On  October  1,  2004,  the  Company  acquired  the bulk CO2  beverage carbonation  assets of privately-owned  Pain Enterprises,  Inc. for a total cash consideration of $15.5 million pursuant to the Asset Purchase Agreement.  A copy of the Company's  press release  announcing  the  acquisition  of such assets is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

          On October 1, 2004, the Company incurred a direct financial obligation of $13 million at an interest rate of LIBOR plus 4.0 % per annum from its senior lenders  pursuant to the Credit Facility  Amendments to finance the transactions contemplated by the Asset Purchase Agreement. This obligation, together with the
Company's  existing  B  Term  Loans,  is to be  repaid  in  quarterly  principal installments of $57,500 plus accrued interest beginning December 31, 2004 with a final  payment of  $22,137,500  plus accrued  interest due on August 25, 2008. A copy of the Credit  Facility  Amendments is attached  hereto as Exhibit 10.3 and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

      (a)    Financial Statements of Businesses Acquired.

             None required.

      (b)    Pro Forma Financial Information.

             None required.

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      (c)    Exhibits.

             10.1    Asset  Purchase  Agreement  dated  October 1, 2004,  by and between the Company and Pain Enterprises, Inc.

             10.2    List  of  exhibits  and  schedules  to the  Asset  Purchase
                     Agreement  omitted  from this  filing.  The Company  hereby undertakes,  pursuant to  Regulation  S-K Item  601(2),  to furnish any such exhibits and  schedules to the  Commission supplementally upon request.

             10.3    First  Amendment to Credit  Agreement,  First  Amendment to
                     Pledge   Agreement;   and  First   Amendment   to  Security
                     Agreement,  dated as of October l, 2004,  among the Company and the lenders party thereto.

             10.4    Amendment  No.  2  to  Senior  Subordinated  Note  Purchase
                     Agreement,  dated  as of  October  l ,  2004,  between  the
                     Company and the investors party thereto.

             99.1    Press Release of the Company dated October 1, 2004.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date:  October 1, 2004
                                       By: /s/ Eric M. Wechsler
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                                          Eric M. Wechsler,
                                          General Counsel

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